Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
NOVEMBER, 1997



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.0024%



        Excess Protection Level
          3 Month Average  4.99%
          November, 1997  4.81%
          October, 1997  5.37%
          September, 1997  4.77%


        Cash Yield                                  17.42%


        Investor Charge Offs                        5.01%


        Base Rate                                   7.60%


        Over 35 Day Delinquency                     4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $ 31,670,462,473.51


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,779,127,955.02